September 30, 2000 Selected Financial Information

         Information for the nine and three months ended September 30, 2000 and 1999 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                 Detailed Consolidated Statements of Operations
                                   (UNAUDITED)

                                                        Nine months ended September 30,    Three months ended September 30,
                                                             2000              1999              2000              1999
 .............................................................................................................................

REVENUES:
     Minimum Rent                                            $34,578,605      32,082,822       $ 11,602,255       10,718,408
     Percentage Rent                                             936,730         978,357            337,604          280,818
     Tenant recoveries                                         6,754,995       6,008,055          2,159,001        2,013,983
     Other                                                       328,211         419,297            106,545          221,180
                                                       ----------------------------------  ----------------------------------
                                                              42,598,541      39,488,531         14,205,405       13,234,389
                                                       ----------------------------------  ----------------------------------

EXPENSES:
     Interest                                                 12,058,836      10,342,289          4,136,263        3,625,139
     Depreciation and amortization
       of property and improvements                            7,773,624       7,108,936          2,687,094        2,441,213
     Operating                                                 8,873,285       8,275,323          2,876,564        2,732,166
     General and administrative                                2,131,485       1,981,152            658,473          643,050
                                                       ----------------------------------  ----------------------------------
                                                              30,837,230      27,707,700         10,358,394        9,441,568
                                                       ----------------------------------  ----------------------------------

EARNINGS FROM OPERATIONS
     BEFORE MINORITY INTEREST                                 11,761,311      11,780,831          3,847,011        3,792,821

Minority Interest                                             (2,635,646)     (2,474,827)          (876,821)        (886,879)
                                                       ----------------------------------  ----------------------------------

EARNINGS BEFORE EXTRAORDINARY GAIN                             9,125,665       9,306,004          2,970,190        2,905,942
                                                       ----------------------------------  ----------------------------------

Extraordinary gain from early extinguishment of debt             255,268               -             91,345                -
                                                       ----------------------------------  ----------------------------------

NET EARNINGS                                                 $ 9,380,933       9,306,004        $ 3,061,535        2,905,942
                                                       ----------------------------------  -----------------------------------

NET EARNINGS PER SHARE - basic and diluted:
Earnings before extraordinary gain                                $ 0.66            0.65             $ 0.22             0.20
Extraordinary gain from early extinguishment of debt                0.02               -               0.01                -
                                                       ----------------------------------  ----------------------------------
Net earnings                                                      $ 0.68            0.65             $ 0.23             0.20
                                                       ==================================  ==================================


See accompanying notes to consolidated financial statements.

                      SUMMARY OF BALANCE SHEET INFORMATION
                                   (UNAUDITED)


                                                                              Nine months ended September 30,

                                                                                2000                 1999
                                                                        ------------------------------------------

Closing Market Price                                                $               11.8125              10.4375
Current Annual Dividend                                                                1.08                 1.05
Dividend Yield ( based on current annualized dividend )                                9.1%                10.1%


Common Shares Outstanding                                                         13,744,634           14,228,725

Operating Partnership Units                                                        3,407,240            3,373,463
Convertible Debentures                                                             1,252,482            1,294,862
                                                                    ----------------------------------------------
          Diluted Shares                                                          18,404,356           18,897,050
                                                                    ==============================================

Fixed Rate Debt                                                     $            176,997,970          159,298,844
Variable Rate Debt                                                                45,740,555           25,000,000
                                                                    ==============================================
          Total Debt                                                $            222,738,525          184,298,844
                                                                    ==============================================

% Fixed Rate Debt                                                                      79.5%                86.4%
% Variable Rate Debt                                                                   20.5%                13.6%

Weighted Average Interest Rate - Fixed Rate Debt                                        8.3%                 8.5%
Weighted Average Interest Rate - Variable Rate Debt                                     7.9%                 6.7%



==================================================================================================================


DEBT MATURITY SCHEDULE

                 2000                                 $                552,203
                 2001                                               13,222,790
                 2002                                               51,543,445
                 2003                                               48,529,624
                 2004                                                2,463,367
              Thereafter                                           106,427,096
                                                      -------------------------
              TOTAL DEBT                              $            222,738,525
                                                      =========================

                        SUMMARY OF OPERATING INFORMATION
                                   (UNAUDITED)

                                                                 Nine months ended                   Three months ended
                                                                    September 30,                       September 30,
                                                           2000               1999                 2000              1999
                                                ------------------------------------------------------------------------------

FFO-Diluted                                     $        19,995,807         19,388,047 $          6,677,440         6,337,581
          FFO Per Share                                        1.10               1.04                 0.37              0.34

Dividends Per Share                             $              0.81               0.78 $               0.27              0.26
         Dividend/FFO Payout Ratio                            73.8%              75.2%                73.5%             76.7%

WEIGHTED AVERAGE SHARES
Basic                                                    13,550,361         14,054,578           13,481,714        13,990,074
Diluted                                                  18,218,505         18,679,832           18,172,968        18,707,397

UNVESTED RESTRICTED SHARES                                  257,244            290,021              257,244           290,021

INTEREST COVERAGE

         Earnings Before Interest,
            Depreciation and
            Extraordinary Items                 $        28,958,125         26,757,229 $          9,793,547         8,972,294
         Interest Expense                       $        12,058,836         10,342,289 $          4,136,263         3,625,139
               Interest Coverage                               2.40               2.59                 2.37              2.48


FFO DILUTED RECONCILIATION

Operating results:
     Earnings from operations                   $         9,125,665          9,306,004  $         2,970,190         2,905,942
     Depreciation and amortization of
       property and improvements                          7,773,624          7,108,936            2,687,094         2,441,213
                                                ------------------------------------------------------------------------------
FFO Basic                                                16,899,289         16,414,940            5,657,284         5,347,155
     Debenture interest and amortization                    807,152            843,561              268,900           279,961
     OP Unit minority interest                            2,289,366          2,129,546              751,256           710,465

                  FFO DILUTED                   $        19,995,807         19,388,047  $         6,677,440         6,337,581
                                                ==============================================================================
                                       6

               EXPANSION AND DEVELOPMENT/RE-DEVELOPMENT PROJECTS
                                  (UNAUDITED)
                              Development Projects

                                                                     Total Costs         Projected         Percentage
Property                              Location                     (as of 9/30/00)        Opening        of Completion
---------------------------------------------------------------------------------------------------------------------------
Security Square Shopping Center       Baltimore County, MD            $     7,241,706   February 2001                  75%
Waverly Woods Shopping Center         Baltimore County, MD                  5,537,837      March 2001                  65%



                       Expansion/Re-Development Projects


                                                                        Total Costs            Projected            Percentage
Property                                   Location                   (as of 9/30/00)         Completion          of Completion
------------------------------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center           Burke, VA                     $     1,132,372         December 2000                  90%
Colonie Plaza Shopping Center              Colonie, NY                            30,000             Late 2001                   0%
Glen Burnie Village Shopping Center        Baltimore Co., MD                     818,509             July 2000                 100%
Lutherville Station Shopping Center        Baltimore Co., MD                      50,000           Summer 2001                   0%
Rosedale Plaza Shopping Center             Baltimore Co., MD                   4,591,359           August 2000                 100%
Shrewsbury Shopping Center                 Shrewsbury, PA                        153,624             Late 2002                   0%


                                LEASE EXPIRATIONS
                            As of September 30, 2000
                                   (UNAUDITED)



       Lease            Number of       Approximate        Expiring Leases            Average
        Year            Expiring          Expiring           Annualized             Minium Rent
     Expiration          Leases             GLA             Minimum Rent          Per Square Foot
------------------------------------------------------------------------------------------------------
   Month-to-Month                  4             24,378                95,400                    3.91
        2000                      24             50,484               728,213                   14.42
        2001                     100            245,649             3,086,070                   12.56
        2002                      86            276,306             3,518,905                   12.62
        2003                      94            503,545             4,139,288                    8.22*
        2004                      98            386,489             4,752,278                   12.30
        2005                      78            468,219             4,024,645                    8.60*
        2006                      32            174,773             2,444,765                   13.99
        2007                      25            262,746             2,539,907                    9.67
        2008                      19            125,602             1,970,522                   15.69
        2009                      16            149,423             1,527,527                   10.22
        2010                      31            265,331             3,222,834                   12.15
        2011                       9            108,167             1,604,720                   14.84
     Thereafter                   29            983,476            11,166,102                   11.35
                     ---------------------------------------------------------------------------------
                                 645          4,024,588            44,821,175                   11.14
                     =================================================================================



* Includes pad sites.

                                       8